Monthly Payment Report
Payment
Statement
MERIT
Series 11

Payment       28-Jul-99
Date:
Reporting      Jun-99
Month

Class      Class    Beginning  Interest  Interest Principal       Total           Ending
         Interest    Balance    Accrual  Payment   Payment     Distribution      Balance
           Rate
---------------------------------------------------------------------------------------------

1A-1   6.580000%      $0.00     $0.00    $0.00      $0.00            $0.00          $0.00
1A-2   5.540000% $230,740,30 $1,065,251 $1,065,25   $15,627,256.4 $16,692,507.52 $215,113,047.29
2A-1   5.264000% $8,966,035. $39,331.01 $39,331.0   $8,966,035.59 $9,005,366.60     $0.00
2A-2   5.440000% $200,000,00 $906,666.6 $906,666.   $6,416,310.48 $7,322,977.15  $193,583,689.52
2A-3   5.590000% $166,560,00 $775,892.0 $775,892.00   $0.00       $775,892.00    $166,560,000.00
3A-1   5.450000% $234,489,25 $1,064,972 $1,064,97   $2,093,717.49 $3,158,689.54  $232,395,541.25
B-1    5.840000% $59,600,000 $290,053.3 $290,053.33   $0.00       $290,053.33    $59,600,000.00
B-2    6.140000% $34,500,000 $176,525.0 $176,525.00   $0.00       $176,525.00    $34,500,000.00
B-3    6.890000% $20,000,000 $114,833.3 $114,833.33   $0.00       $114,833.33    $20,000,000.00
------------------------------------------------------------------------------------------
                 $954,855,59 $4,433,524 $4,433,52   $33,103,320.0 $37,536,844.47 $921,752,278.06

Class              Cusip   Priority Principal Interest
                                         Type     Type
-------------------------------------------------------
1A-1           589962BQ1     Senior  Sequential   Fixed
1A-2           589962BR9     Senior  Sequential Floater
2A-1           589962BS7     Senior  Sequential Floater
2A-2           589962BT5     Senior  Sequential Floater
2A-3           589962BU2     Senior  Sequential Floater
3A-1           589962BV0     Senior  Sequential Floater
B-1            589962BW8 Subordinate Sequential Floater
B-2            589962BX6 Subordinate Sequential Floater
B-3            589962BY4 Subordinate Sequential Floater
-------------------------------------------------------

Payments per Bond
Denomination
MERIT
Series 11

Payment       28-Jul-99
Date:
Reporting      Jun-99
Month

                                                              Amounts Per
                                                              Individual
                                                              Security
Class       Original Original   Integral  Record   Interest   Interest Payment      Principal    Realized   Ending  Remaining
             Balance  % of Pool Denomination  Date    Accrual                         Payment     Losses    Balance Principal
                                                                                                                      Factor
-----------------------------------------------------------------------------------------------------------------------------
1A-1     $262,000,000.00 17.03% $1,000.00  Jun-99  0.00000000       0.00000000     0.00000000    $0.00      $0.00  0.00000000
1A-2     $238,000,000.00 15.47% $1,000.00  Jun-99  4.47584483       4.47584483    65.66074139    $0.00 $215,113,040 .90383633
2A-1     $300,000,000.00 19.50% $1,000.00  Jun-99  0.13110336       0.13110336    29.88678530    $0.00      $0.00  0.00000000
2A-2     $200,000,000.00 13.00% $1,000.00  Jun-99  4.53333333       4.53333333    32.08155240    $0.00 $193,583,68 0.96791845
2A-3     $166,560,000.00 10.82% $1,000.00  Jun-99  4.65833333       4.65833333     0.00000000    $0.00 $166,560,00 1.00000000
3A-1     $258,173,000.00 16.78% $1,000.00  Jun-99  4.12503263       4.12503263     8.10974614    $0.00 $232,395,54 0.90015432
B-1      $59,600,000.00   3.87% $1,000.00  Jun-99  4.86666667       4.86666667     0.00000000    $0.00 $59,600,000 1.00000000
B-2      $34,500,000.00   2.24% $1,000.00  Jun-99  5.11666667       5.11666667     0.00000000    $0.00 $34,500,000 1.00000000
B-3      $20,000,000.00   1.30% $1,000.00  Jun-99  5.74166667       5.74166667     0.00000000    $0.00 $20,000,000 1.00000000
-----------------------------------------------------------------------------------------------------------------------------
         $1,538,833,000.00

Funds Account Activity
Summary
MERIT
Series 11

Payment       28-Jul-99
Date:
Reporting      Jun-99
Month


Collateral Proceeds
Account

Beginning                     $0.00
Balance

Deposits                                               Withdrawals
Interest Net of                     $6,342,039.02      Interest                     $4,433,524.46
Servicing Fee                                          Payments
Principal                           $33,099,558.62     Principal                   $33,103,320.01
                                                       Payment
Deposits from Reserve               $218,446.65        Surplus                      $1,753,005.34
Fund
Other                                   $0.00          Dynex                          $155,509.22
Deposits                                               Servicing
                                                       Fee
                                                       Collateralized                 $214,685.26
                                                       Reserve
                                                       Fund

Total                               $39,660,044.29     Total                       $39,660,044.29
Deposits                                               Withdrawals

                                                       Ending                               $0.00
                                                       Balance

Note: "Principal" and "Interest Net of
Servicing Fee" includes Advances on
Delinquencies

Credit Enhancement
Summary
MERIT
Series 11

Payment       28-Jul-99
Date:
Reporting      Jun-99
Month

                                                                                                    Ending
                           Initial Coverage    Beginning Period     Adjustments        Losses                   Ending Period
                                                   Coverage                                       Collateral      Coverage
                                                                                                   Balance
                         --------------------------------------------------------------------------------------------------------

                                                                                                  -----------
Type           Purpose       %          $        %         $             $               $            $          %         $
---------------------------------------------------------------------------------------------------------------------------------
Reserve and Over           3.29%    $52,317,8145.02%   $50,433,273.63  $0.00        $218,446.65   $971,808,412.5.17%  $50,214,826.98

Collateralization Amount

                         Beginning   Current  WithdrawalsEnding
Type                      Balance   Deposits  for      Reserve
                                               Losses   Balance
------------------------------------------------------------------
Collateralized Reserve   $24,209.47 $214,685.2$218,446.$20,448.08
Fund

Reserve Collateral
Ending Balance


Surplus
Summary
Class              Total
             Distribution
-------------------------
Surplus      $1,753,005.34

Delinquency
Statistics
UNDERLYING                          % of
LOANS*                              Underlying
                                      Loans
             # of Loans  Current    Current
                            Balance  Balance
----------------------------------------------
30 Days          98      $4,709,835   1.17%
60 Days          39      $2,399,613   0.60%
90 + days        32      $1,794,859   0.45%
F/C              19        $888,293   0.22%
REO              45      $1,955,502   0.49%
----------------------------------------------
                 233     $11,748,102  2.93%
DIRECTLY HELD LOANS**               % of
                                    Directly
                                    Held
                                      Loans
             # of Loans  Current    Current
                            Balance  Balance
----------------------------------------------
30 Days          69      $12,154,340  2.13%
60 Days          17      $2,458,565   0.43%
90 + days        43      $7,426,030   1.30%
F/C              27      $4,413,878   0.77%
REO              14      $2,159,193   0.38%
----------------------------------------------
                 170     $28,612,006  5.01%

*Covered by various
Pool Insurance policies
** Not covered by Pool
Insurance policy